Supplement Dated June 7, 2019
To The Prospectus Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Effective May 31, 2019, for the JNL/PPM America Long Short Credit Fund, please delete all references to Adam Spielman and Mark Redfern.

Effective May 31, 2019, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/PPM America Long Short Credit Fund please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Michael T. Kennedy, CFA	April 2013	Senior Managing Director, PPM
Erica Lankfer	April 2018	Managing Director, PPM

Effective May 31, 2019, in the section entitled, “Additional Information About Each Fund,” under “Portfolio Management of the Master Fund,” for the JNL/PPM America Long Short Credit Fund, please delete the fourth and fifth paragraphs in the entirety and replace with the following:

Erica Lankfer is a managing director and portfolio manager on the total return fixed income team at PPM. She is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including core plus fixed income and credit which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2011, Ms. Lankfer was an associate in the Financial Services Group for PricewaterhouseCoopers LLC where she was responsible for audit procedures and valuation services. Ms. Lankfer earned an MBA in finance and economics from the University of Chicago and a BS in finance and accounting from Miami University (Ohio).

This Supplement is dated June 7, 2019.

Supplement Dated June 7, 2019
To The Statement of Additional Information
 Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Effective May 31, 2019, for the JNL/PPM America Long Short Credit Fund, please delete all references to Adam Spielman and Mark Redfern.

Effective May 31, 2019, on page 125, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” under “PPM America, Inc.,” please delete the Other Accounts Managed by the Portfolio Managers table in the entirety and replace with the following:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Michael T. Kennedy	Other Registered Investment Companies	5	$1.32 billion	0	$0
	Other Pooled Vehicles	3	$109.03 million	0	$0
	Other Accounts	1	$101.23 million	0	$0

Erica Lankfer	Other Registered Investment Companies	2	$99.29 million	0	$0
	Other Pooled Vehicles	1	$54.99 million	0	$0
	Other Accounts	2	$3.29 billion	2	$14.54 billion

Effective May 31, 2019, on page 126, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” under “PPM America, Inc.,” please delete the Security Ownership of the Portfolio Managers table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael T. Kennedy	X
Erika Lankfer	X

This Supplement is dated June 7, 2019.